Exhibit 99.1

For Immediate Release

Contact:

John M. McCaffery

Executive Vice President &

Chief Financial Officer

272-304-3003

wayne.bank

NORWOOD FINANCIAL CORP

ANNOUNCES SECOND QUARTER EARNINGS

Honesdale, Pennsylvania – July 26, 2024

James O. Donnelly, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2024 of $4,213,000, which was $2,290,000 lower than the same three-month period of last year. The decrease includes a $717,000 decrease in net interest income, a $424,000 increase in total other income, a $506,000 increase in total other expense, and a $2,097,000 increase in the provision for credit losses. Earnings per share (fully diluted) were $0.52 in the three months ended June 30, 2024, compared to $0.81 in the same period of last year. The annualized return on average assets for the three months ended June 30, 2024, was 0.75%, while the annualized return on average tangible equity was 11.26%.

Net income for the six months ended June 30, 2024, was $8,646,000, which is $3,639,000 lower than the same six-month period of 2023, due to a decrease in net interest income an increase in the provision for credit losses and an increase in operating expenses, partially offset by an increase in total other income. Earnings per share (fully diluted) for the six months ended June 30, 2024, were $1.07, compared to $1.51 for the six months ended June 30, 2023. The annualized return on average assets for the six months ended June 30, 2024 was 0.78%. The annualized return on average tangible equity for the six months ended June 30, 2024 was 11.46%.

Total assets as of June 30, 2024 were $2.235 billion, compared to $2.142 billion at June 30, 2023. At June 30, 2024, loans receivable were $1.623 billion, total deposits were $1.811 billion and stockholders’ equity was $182.2 million.

For the three months ended June 30, 2024, net interest income, on a fully-taxable equivalent basis (fte), totaled $15,124,000, a decrease of $705,000 compared to the same period in 2023. A $150.8 million increase in average time deposits, combined with a 126 basis points increase in the cost of time deposits, contributed to the decreased net interest income. Borrowing costs also increased, offsetting a $4,447,000 increase in total interest income. Net interest margin (fte) for the three months ended June 30, 2024 was 2.79%, compared to 3.09% in the same period of 2023. The tax-equivalent yield on interest-earning assets increased 57 basis points to 5.14% during the three months ended June 30, 2024, compared to the same prior year period, while the cost of interest-bearing liabilities increased 108 basis points to 3.09%.

Net interest income (fte) for the six months ended June 30, 2024 totaled $30,029,000, which was $2,075,000 lower than the same period in 2023, due primarily to a $11,762,000 increase in the cost of interest-bearing liabilities. The net interest margin (fte) was 2.79% for the six months ended June 30, 2024, as compared to 3.17% for the six months ended June 30, 2023. The decrease in the net interest margin (fte) was due to a 127 basis points increase in the cost of interest-bearing liabilities, which offset the 64 basis points increase in the yield on interest-earning assets.

Other income for the three months ended June 30, 2024, totaled $2,207,000, compared to $1,783,000 for the same period in 2023. The increase is due primarily to a $151,000 increase in service charges on deposit accounts, and a $212,000 loss on the sale of investment securities in 2023. For the six months ended June 30, 2024, other income totaled $4,213,000, compared to $3,695,000 for the six months ended June 30, 2023.

Other expenses totaled $11,444,000 for the three months ended June 30, 2024, an increase of $506,000, compared to the $10,938,000 for the same period of 2023. For the six months ended June 30, 2024, other expenses totaled $23,175,000, compared to $21,374,000 for the same period in 2023, due primarily to an increase in professional fees, data processing costs and FDIC insurance.

Mr. Donnelly stated, “Our second quarter income decreased from the 2023 level due to a release of provision for credit losses in the three months ended June 30, 2023 and the rising cost of deposits and borrowed funds. These decreases were partially offset by a $424,000 increase in non-interest income. On a linked-quarter basis loan growth was an annualized 4.9%. Total deposits decreased $28 million compared to the first quarter of 2024. This was due to a seasonal outflow of municipal deposits of $53 million offset by inflows of $25 million of other customer funds, a 7.3% annualized increase. The net interest margin was stable at 2.79% for the first and second quarter. Our core operating expenses remain well-controlled at 2% of average assets during the quarter. Our capital base remains above “Well-Capitalized” targets. Additionally, our credit quality metrics remained strong during the second quarter, which we believe should benefit future performance. We appreciate the opportunity to serve our Wayne Bank customers and our customers at the Bank of the Finger Lakes and Bank of Cooperstown locations. We continue to look for opportunities available to us as we service our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and fifteen offices in 4 Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL.”

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references net interest income on a fully taxable-equivalent basis (fte), which is a non-GAAP (Generally Accepted Accounting Principles) financial measure. Fully taxable-equivalent net interest income was derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of net interest income on a fully taxable-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following table reconciles net interest income to net interest income on a fully taxable-equivalent basis:

	Three months ended		Six months ended
(dollars in thousands)	June 30		June 30
	2024	2023	2024	2023
Net Interest Income	$14,925	$15,642	$29,635	$31,735
Taxable equivalent basis adjustment using 21% marginal tax rate	199	187	394	369
Net interest income on a fully taxable equivalent basis	$15,124	$15,829	$30,029	$32,104

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following table reconciles average equity to average tangible equity:

	Three months ended		Six months ended
(dollars in thousands)	June 30		June 30
	2024	2023	2024	2023
Average equity	$179,494	$186,111	$180,791	$180,952
Average goodwill and other intangibles	(29,457)	(29,536)	(29,466)	(29,547)
Average tangible equity	$150,037	$156,575	$151,325	$151,405

###

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	June 30
	2024	2023
ASSETS
Cash and due from banks	$29,903	$30,053
Interest-bearing deposits with banks	39,492	3,036

Cash and cash equivalents	69,395	33,089
Securities available for sale	397,578	403,621
Loans receivable	1,641,355	1,577,699
Less: Allowance for credit losses	17,806	17,483

Net loans receivable	1,623,549	1,560,216
Regulatory stock, at cost	6,443	7,924
Bank premises and equipment, net	18,265	17,363
Bank owned life insurance	46,121	45,806
Foreclosed real estate owned	—	387
Accrued interest receivable	8,329	7,276
Deferred tax assets, net	21,707	23,301
Goodwill	29,266	29,266
Other intangible assets	183	260
Other assets	14,480	13,256

TOTAL ASSETS	$2,235,316	$2,141,765

LIABILITIES
Deposits:
Non-interest bearing demand	$391,849	$425,757
Interest-bearing	1,419,323	1,306,240

Total deposits	1,811,172	1,731,997
Short-term borrowings	62,335	112,290
Other borrowings	148,087	99,687
Accrued interest payable	13,329	7,101
Other liabilities	18,206	17,266

TOTAL LIABILITIES	2,053,129	1,968,341
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2024: 8,311,851 shares, 2023: 8,291,401 shares	831	829
Surplus	98,082	97,268
Retained earnings	139,070	135,583
Treasury stock, at cost: 2024: 221,540 shares, 2023: 223,926 shares	(5,977)	(6,007)
Accumulated other comprehensive loss	(49,819)	(54,249)

TOTAL STOCKHOLDERS’ EQUITY	182,187	173,424

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,235,316	$2,141,765

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
INTEREST INCOME
Loans receivable, including fees	$24,121	$20,702	$47,802	$39,860
Securities	2,584	2,481	5,109	4,986
Other	966	53	1,697	101

Total Interest income	27,671	23,236	54,608	44,947
INTEREST EXPENSE
Deposits	10,687	5,740	20,796	10,102
Short-term borrowings	356	943	692	1,722
Other borrowings	1,703	911	3,485	1,388

Total Interest expense	12,746	7,594	24,973	13,212

NET INTEREST INCOME	14,925	15,642	29,635	31,735
(RELEASE OF) PROVISION FOR CREDIT LOSSES	347	$(1,750)	$(276)	$(1,450)

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	14,578	17,392	29,911	33,185
OTHER INCOME
Service charges and fees	1,504	1,353	2,847	2,665
Income from fiduciary activities	225	229	463	441
Net realized (losses) gains on sales of securities	—	(212)	—	(209)
Gains on sales of loans, net	36	10	42	10
Earnings and proceeds on life insurance policies	253	229	520	442
Other	189	174	341	346

Total other income	2,207	1,783	4,213	3,695
OTHER EXPENSES
Salaries and employee benefits	5,954	5,842	12,090	11,810
Occupancy, furniture and equipment	1,229	1,314	2,489	2,576
Data processing and related operations	1,024	822	2,046	1,590
Taxes, other than income	179	162	272	323
Professional fees	508	323	1,092	608
FDIC Insurance assessment	309	244	670	445
Foreclosed real estate	15	74	36	103
Amortization of intangibles	19	23	38	46
Other	2,207	2,134	4,442	3,873

Total other expenses	11,444	10,938	23,175	21,374
INCOME BEFORE TAX	5,341	8,237	10,949	15,506
INCOME TAX EXPENSE	1,128	1,734	2,303	3,221

NET INCOME	$4,213	$6,503	$8,646	$12,285

Basic earnings per share	$0.52	$0.81	$1.07	$1.52

Diluted earnings per share	$0.52	$0.81	$1.07	$1.51

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended June 30	2024	2023
Net interest income	$14,925	$15,642
Net income	4,213	6,503
Net interest spread (fully taxable equivalent)	2.05%	2.56%
Net interest margin (fully taxable equivalent)	2.79%	3.09%
Return on average assets	0.75%	1.23%
Return on average equity	9.41%	14.72%
Return on average tangible equity	11.26%	17.66%
Basic earnings per share	$0.52	$0.81
Diluted earnings per share	$0.52	$0.81

For the Six Months Ended June 30	2024	2023
Net interest income	$29,635	$31,735
Net income	8,646	12,285
Net interest spread (fully taxable equivalent)	2.06%	2.69%
Net interest margin (fully taxable equivalent)	2.79%	3.17%
Return on average assets	0.78%	1.18%
Return on average equity	9.59%	14.17%
Return on average tangible equity	11.46%	17.06%
Basic earnings per share	$1.07	$1.52
Diluted earnings per share	$1.07	$1.51

As of June 30	2024	2023
Total assets	$2,235,316	$2,141,765
Total loans receivable	1,641,355	1,577,699
Allowance for credit losses	17,806	17,483
Total deposits	1,811,172	1,731,997
Stockholders’ equity	182,187	173,424
Trust assets under management	201,079	193,392
Book value per share	$23.26	$22.24
Tangible book value per share	$19.62	$18.58
Equity to total assets	8.15%	8.10%
Allowance to total loans receivable	1.08%	1.11%
Nonperforming loans to total loans	0.47%	0.20%
Nonperforming assets to total assets	0.34%	0.17%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	June 30	March 31	December 31	September 30	June 30
	2024	2024	2023	2023	2023
ASSETS
Cash and due from banks	$29,903	$19,519	$28,533	$41,141	$30,053
Interest-bearing deposits with banks	39,492	92,444	37,587	13,005	3,036

Cash and cash equivalents	69,395	111,963	66,120	54,146	33,089
Securities available for sale	397,578	398,374	406,259	380,499	403,621
Loans receivable	1,641,356	1,621,448	1,603,618	1,611,069	1,577,699
Less: Allowance for credit losses	17,807	18,020	18,968	16,086	17,483

Net loans receivable	1,623,549	1,603,428	1,584,650	1,594,983	1,560,216
Regulatory stock, at cost	6,443	6,545	7,318	8,843	7,924
Bank owned life insurance	46,121	45,869	46,439	46,197	45,806
Bank premises and equipment, net	18,264	18,057	17,838	17,254	17,363
Foreclosed real estate owned	0	97	97	290	387
Goodwill and other intangibles	29,449	29,468	29,487	29,506	29,526
Other assets	44,517	46,622	42,871	48,280	43,833

TOTAL ASSETS	$2,235,316	$2,260,423	$2,201,079	$2,179,998	$2,141,765

LIABILITIES
Deposits:
Non-interest bearing demand	$391,849	$383,362	$399,545	$430,242	$425,757
Interest-bearing deposits	1,419,323	1,455,636	1,395,614	1,316,582	1,306,240

Total deposits	1,811,172	1,838,998	1,795,159	1,746,824	1,731,997
Borrowings	210,422	211,234	198,312	241,328	211,978
Other liabilities	31,534	28,978	26,538	27,144	24,366

TOTAL LIABILITIES	2,053,128	2,079,210	2,020,009	2,015,296	1,968,341
STOCKHOLDERS’ EQUITY	182,188	181,213	181,070	164,702	173,424

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,235,316	$2,260,423	$2,201,079	$2,179,998	$2,141,765

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

	June 30	March 31	December 31	September 30	June 30
Three months ended	2024	2024	2023	2023	2023
INTEREST INCOME
Loans receivable, including fees	$24,121	$23,681	$23,328	$22,021	$20,702
Securities	2,584	2,526	2,504	2,433	2,481
Other	966	731	253	54	53

Total interest income	27,671	26,938	26,085	24,508	23,236
INTEREST EXPENSE
Deposits	10,687	10,110	8,910	7,017	5,740
Borrowings	2,059	2,118	1,882	2,452	1,854

Total interest expense	12,746	12,228	10,792	9,469	7,594

NET INTEREST INCOME	14,925	14,710	15,293	15,039	15,642
(RELEASE OF) PROVISION FOR CREDIT LOSSES	347	(624)	6,116	882	(1,750)

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	14,578	15,334	9,177	14,157	17,392
OTHER INCOME
Service charges and fees	1,504	1,343	1,421	1,527	1,353
Income from fiduciary activities	225	238	210	246	229
Net realized (losses) gains on sales of securities	—	—	—	—	(212)
Gains on sales of loans, net	36	6	36	18	10
Gains on sales of foreclosed real estate owned	32	—	66	13	—
Earnings and proceeds on life insurance policies	253	268	242	328	229
Other	157	151	148	174	174

Total other income	2,207	2,006	2,123	2,306	1,783
OTHER EXPENSES
Salaries and employee benefits	5,954	6,135	5,672	6,083	5,842
Occupancy, furniture and equipment, net	1,229	1,261	1,265	1,242	1,314
Foreclosed real estate	15	21	17	9	74
FDIC insurance assessment	309	361	287	254	244
Other	3,937	3,954	3,608	3,688	3,464

Total other expenses	11,444	11,732	10,849	11,276	10,938
INCOME BEFORE TAX	5,341	5,608	451	5,187	8,237
INCOME TAX EXPENSE	1,128	1,175	96	1,068	1,734

NET INCOME	$4,213	$4,433	$355	$4,119	$6,503

Basic earnings per share	$0.52	$0.55	$0.04	$0.51	$0.81

Diluted earnings per share	$0.52	$0.55	$0.04	$0.51	$0.81

Book Value per share	$23.26	$23.01	$22.99	$21.15	$22.24
Tangible Book Value per share	19.62	19.38	19.36	17.49	18.58
Return on average assets (annualized)	0.75%	0.80%	0.06%	0.76%	1.23%
Return on average equity (annualized)	9.41%	9.79%	0.84%	9.33%	14.72%
Return on average tangible equity (annualized)	11.26%	11.68%	1.01%	11.22%	17.66%
Net interest spread (fte)	2.05%	2.07%	2.24%	2.28%	2.56%
Net interest margin (fte)	2.79%	2.79%	2.95%	2.94%	3.09%
Allowance for credit losses to total loans	1.08%	1.11%	1.18%	1.00%	1.11%
Net charge-offs to average loans (annualized)	0.13%	0.08%	0.79%	0.59%	0.06%
Nonperforming loans to total loans	0.47%	0.23%	0.48%	0.65%	0.20%
Nonperforming assets to total assets	0.34%	0.17%	0.35%	0.50%	0.17%
total NAL	7,641,239	3,726,895	7,620,882	10,535,803	3,223,297
past due 90+	—	7,668	—	—	—
total non performing loans	7,641,239	3,734,563	7,620,882	10,535,803	3,223,297
OREO	—	97,101	97,101	290,000	387,500
total Non performing assets	7,641,239	3,831,664	7,717,983	10,825,803	3,610,797
total loans	1,641,355,515	1,621,447,970	1,603,617,932	1,611,068,445	1,577,699,580
total assets	2,235,315,800	2,260,423,152	2,201,056,938	2,179,998,000	2,141,765,238
net charge off’s, this quarter	510,985	322,892	3,181,233	2,349,697	227,110
average loans, this quarter	1,629,282,567	1,612,105,511	1,605,495,855	1,589,473,633	1,559,251,963
Loan loss reserve	17,806,505	18,019,715	18,967,991	16,085,641	17,483,489